Schedule of Assumptions Used (Detail)	12 Months Ended
	Nov. 25, 2012	Nov. 27, 2011
Pension Benefits
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.90%	5.50%
Expected long-term rate of return on plan assets	6.70%	6.90%
Rate of compensation increase	3.60%	4.00%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.80%	4.90%
Rate of compensation increase	3.50%	3.50%
Postretirement Benefits
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.50%	4.90%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.30%	4.50%
Assumed health care cost trend rates were as follows:
Health care trend rate assumed for next year	7.40%	7.60%
Rate trend to which the cost trend is assumed to decline	4.50%	4.50%
Year that rate reaches the ultimate trend rate	2028	2028